Exhibit 10.6
__________________________________________________________________________________________________

Notice of Performance Stock Unit Award
and
Terms and Conditions of Performance Stock Unit Award
__________________________________________________________________________________________________

Participant:	[Name]	Plan:	2021 Omnibus Equity Incentive Plan
Address:	[Address1]
	[Address2] [Address3]	Award No.:	[Award No.]
_____________________________________________________________________________________________

Effective [Award Date] (the “Award Date”), you (the “Participant”) have been granted an award (the “Award”) with respect to a target number of [Target Shares]1 performance-based restricted stock units (the “PSUs”) of the Company. [Vesting schedule and performance conditions to be specified in Exhibit A to individual agreements.]2, 3

By your signature and the Company’s signature below, you and the Company agree that the Award is granted under and governed by the terms and conditions of the Company's 2021 Omnibus Equity Incentive Plan (the “Plan”) and the Terms and Conditions of Performance Stock Unit Award (the “Terms”), which are attached and incorporated herein by this reference. This Notice of Performance Stock Unit Grant, together with the Terms, will be referred to as your Performance Stock Unit Award Agreement. The Award has been granted to you in addition to, and not in lieu of, any other form of compensation otherwise payable or to be paid to you. Capitalized terms are defined in the Plan if not defined herein or in the Terms. You acknowledge receipt of a copy of the Terms and the Plan.

INDIE SEMICONDUCTOR, INC., a Delaware corporation By: ________________________________ Print Name: _____________________________ Its: ________________________________	PARTICIPANT ______________________________________ Signature Print Name

_____________________________
Attachments
Exh. A:    Form of Terms and Conditions of Performance Stock Unit Award; and Exhibit A
Exh. B: 2021 Omnibus Equity Incentive Plan
Exh. C: Form of 2021 Plan Prospectus for Restricted Stock Unit Awards
1 Amount to reflect the “Target Number of Shares” set forth in the Compensation Committee Resolutions for each Participant.
2 Subject to adjustment under Section 8 of the Terms and Article XV of the Plan.
3 Subject to termination under Section 7 of the Terms and Section 15.4 of the Plan.

INDIE SEMICONDUCTOR, INC.
2021 OMNIBUS EQUITY INCENTIVE PLAN
TERMS AND CONDITIONS OF PERFORMANCE STOCK UNIT AWARD
1.General. These Terms and Conditions of Performance Stock Unit Award (these “Terms”) apply to a particular restricted stock unit grant (the “Award”) if incorporated by reference in the Notice of Performance Stock Unit Grant (the “Grant Notice”) corresponding to that particular grant. The recipient of the Award identified in the Grant Notice is referred to as the “Participant.” The effective date of grant of the Award as set forth in the Grant Notice is referred to as the “Award Date.” The number of Shares covered by the Award is subject to adjustment under Article XV of the Plan.
The Award was granted under and subject to the indie Semiconductor 2021 Omnibus Equity Incentive Plan (the “Plan”). Capitalized terms are defined in the Plan if not defined herein. The Award has been granted to the Participant in addition to, and not in lieu of, any other form of compensation otherwise payable or to be paid to the Participant. The Grant Notice and these Terms are collectively referred to as the “Performance Stock Unit Award Agreement” applicable to the Award.
2.Performance Stock Units. Subject to the terms of this Agreement, the Company hereby grants to the Participant an Award as set forth in the Grant Notice (subject to adjustment as provided in Article XV of the Plan) (the “Performance Stock Units”). As used herein, the term “stock unit” shall mean a non-voting unit of measurement which is deemed for bookkeeping purposes to be equivalent to one outstanding Share of the Company’s Class A Common Stock (subject to adjustment as provided in Article XV of the Plan) solely for purposes of the Plan and this Agreement. The Performance Stock Units shall be used solely as a device for the determination of the payment to eventually be made to the Participant if such Performance Stock Units vest pursuant to the terms of the Grant Notice. The Performance Stock Units shall not be treated as property or as a trust fund of any kind.
3.Continuance of Employment/Service. The vesting schedule requires continued employment or service through each applicable vesting date as a condition to the vesting of the applicable installment of the Award and the rights and benefits under this Agreement. Employment or service for only a portion of the vesting period, even if a substantial portion, will not entitle the Participant to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of employment or services as provided in Section 7 below or under the Plan.
Nothing contained in this Agreement or the Plan constitutes an employment or service commitment by the Company, affects the Participant’s status as an employee at will who is subject to termination without cause, confers upon the Participant any right to remain employed by or in service to the Company or any Affiliate, interferes in any way with the right of the Company or any Affiliate at any time to terminate such employment or services, or affects the right of the Company or any Affiliate to increase or decrease the Participant’s other compensation or benefits. Nothing in this Agreement, however, is intended to adversely affect any independent contractual right of the Participant without his or her consent thereto.
4.Dividend and Voting Rights.
(a)    Limitations on Rights Associated with Units. The Participant shall have no rights as a stockholder of the Company, no dividend rights (except as expressly provided in Section 4(b) with respect to Distribution Equivalent Rights) and no voting rights, with respect to the Performance Stock Units and any Shares underlying or issuable in respect of such Performance Stock Units until such Shares are actually issued to and held of record by the

Participant. No adjustments will be made for dividends or other rights of a holder for which the record date is prior to the date of issuance of such Shares.
(b)    As of any date that the Company pays an ordinary cash dividend on its Shares, the Company shall credit the Participant with an additional number of Performance Stock Units equal to (i) the per Share cash dividend paid by the Company on its Shares on such date, multiplied by (ii) the total number of Performance Stock Units (including any dividend equivalents previously credited hereunder) (with such total number adjusted pursuant to Article XV of the Plan) subject to the Award as of the related dividend payment record date, divided by (iii) the fair market value of a Share on the date of payment of such dividend. Any Performance Stock Units credited pursuant to the foregoing provisions of this Section 4(b) shall be subject to the same vesting, payment and other terms, conditions and restrictions as the original Performance Stock Units to which they relate. No crediting of Performance Stock Units shall be made pursuant to this Section 4(b) with respect to any Performance Stock Units which, as of such record date, have either been paid pursuant to Section 6 or terminated pursuant to Section 7.
5.Restrictions on Transfer. Neither the Award, nor any interest therein or amount or Shares payable in respect thereof may be sold, assigned, transferred, pledged or otherwise disposed of, alienated or encumbered, either voluntarily or involuntarily. The transfer restrictions in the preceding sentence shall not apply to (a) transfers to the Company, or (b) transfers by will or the laws of descent and distribution.
6.Timing and Manner of Payment of Performance Stock Units. On or as soon as administratively practical following each vesting of the applicable portion of the total Award pursuant to the terms of the Grant Notice or Article XV of the Plan (and in all events not later than two and one-half months after the applicable vesting date), the Company shall deliver to the Participant a number of Shares (either by delivering one or more certificates for such Shares or by entering such Shares in book entry form, as determined by the Company in its discretion) equal to the number of Performance Stock Units subject to this Award that vest on the applicable vesting date, unless such Performance Stock Units terminate prior to the given vesting date pursuant to Section 7. The Company’s obligation to deliver Shares or otherwise make payment with respect to vested Performance Stock Units is subject to the condition precedent that the Participant or other person entitled under the Plan to receive any Shares with respect to the vested Performance Stock Units deliver to the Company any representations or other documents or assurances as the Committee deems necessary or desirable to assure compliance with all applicable legal and accounting requirements. The Participant shall have no further rights with respect to any Performance Stock Units that are paid or that terminate pursuant to Section 7.
7.Effect of Termination of Employment or Service. The Participant’s Performance Stock Units shall terminate to the extent such units have not become vested prior to the first date the Participant is no longer employed by or in service to the Company or one of its Affiliates, regardless of the reason for the termination of the Participant’s employment or service with the Company or an Affiliate, whether with or without cause, voluntarily or involuntarily. If any unvested Performance Stock Units are terminated hereunder, such Performance Stock Units shall automatically terminate and be cancelled as of the applicable termination date without payment of any consideration by the Company and without any other action by the Participant, or the Participant’s beneficiary or personal representative, as the case may be.
8.Adjustments Upon Specified Events. Upon the occurrence of certain events relating to the Company’s stock contemplated by Article XV of the Plan (including, without limitation, an extraordinary cash dividend on such stock), the Committee shall make adjustments in accordance with such section in the number of Performance Stock Units then outstanding and the number and kind of securities that may be issued in respect of the Award. No such adjustment shall be made with respect to any ordinary cash dividend for which dividend equivalents are credited pursuant to Section 4(b).
9.Tax Withholding. The Company or any Affiliate shall be entitled to require a cash payment by or on behalf of the Participant (including, without limitation, subject to such procedures as the Committee may adopt, pursuant to a broker-assisted “cashless” arrangement with a third party who facilitates the sale of Shares deliverable upon any payment of Performance Stock Units) and/or to deduct from other compensation payable to the Participant any sums required by federal, state or local tax law to be withheld with respect to the grant, vesting or payment of the Performance Stock Units in whole or in part. The Company may, in its discretion, agree that it will, upon any payment of Shares in respect of the Performance Stock Units, automatically reduce the number of Shares to be delivered by (or otherwise reacquire) the appropriate number of whole Shares, valued at their then fair market value, to satisfy any withholding obligations of the Company or any Affiliate with respect to such distribution of Shares at the applicable withholding rates.4
10.Notices. Any notice to be given under the terms of this Agreement shall be in writing and addressed to the Company at its principal office to the attention of the Secretary, and to the Participant at the Participant’s last address reflected on the Company’s records, or at such other address as either party may hereafter designate in writing to the other. Any such notice shall be given only when received, but if the Participant is no longer an employee of or in service to the Company, shall be deemed to have been duly given by the Company when enclosed in a properly sealed envelope addressed as aforesaid, registered or certified, and deposited (postage and registry or certification fee prepaid) in a post office or branch post office regularly maintained by the United States Government.
11.Plan. The Award and all rights of the Participant under this Agreement are subject to the terms and conditions of the provisions of the Plan, incorporated herein by reference. The Participant agrees to be bound by the terms of the Plan and this Agreement. The Participant acknowledges having read and understanding the Plan, the Prospectus for the Plan, and this Agreement. Unless otherwise expressly provided in other sections of this Agreement, provisions of the Plan that confer discretionary authority on the Board or the Committee do not (and shall not be deemed to) create any rights in the Participant unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Board or the Committee so conferred by appropriate action of the Board or the Committee under the Plan after the date hereof.
12.Entire Agreement. This Agreement and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The Plan and this Agreement may be amended pursuant to Article XVI of the Plan. Such amendment must be in writing and signed by the Company. The Company may, however, unilaterally waive any provision hereof in writing to
4 For Section 16 officers, Section 9 to read as follows: “Unless (1) otherwise determined by the Committee at any time after the Award Date or (2) the Participant has previously notified the Chief Financial Officer of the Company (or his designee) that he or she will pay the amount of any applicable federal, state or local tax law withholding taxes directly to the Company in cash, upon any payment of Shares in respect of the Performance Stock Units, the Company shall automatically reduce the number of Shares to be delivered by (or otherwise reacquire) the appropriate number of whole Shares, valued at their then fair market value, to satisfy any withholding obligations of the Company or any Affiliate with respect to such distribution of Shares at the applicable withholding rates. In the event that the Committee determines not to satisfy, or the Company cannot legally satisfy, such withholding obligations by such reduction of Shares, or in the event of a cash payment or any other withholding event in respect of the Performance Stock Units, the Company or any Affiliate shall be entitled to require a cash payment by or on behalf of the Participant and/or to deduct from other compensation payable to the Participant any sums required by federal, state or local tax law to be withheld with respect to such distribution or payment.”

the extent such waiver does not adversely affect the interests of the Participant hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

13.Limitation on Participant’s Rights. Participation in the Plan confers no rights or interests other than as herein provided. This Agreement creates only a contractual obligation on the part of the Company as to amounts payable and shall not be construed as creating a trust. Neither the Plan nor any underlying program, in and of itself, has any assets. The Participant shall have only the rights of a general unsecured creditor of the Company with respect to amounts credited and benefits payable, if any, with respect to the Performance Stock Units, and rights no greater than the right to receive the Common Stock as a general unsecured creditor with respect to Performance Stock Units, as and when payable hereunder.
14.Counterparts; Electronic Signature. This Agreement may be signed and/or transmitted in one or more counterparts by facsimile, e-mail of a .PDF, .TIF, .GIF, .JPG or similar attachment or using electronic signature technology (e.g., via DocuSign or similar electronic signature technology), all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties, it being understood that all parties need not sign the same counterpart, and that any such signed electronic record shall be valid and as effective to bind the party so signing as a paper copy bearing such party’s hand-written signature. To the extent a party signs this Agreement using electronic signature technology, by clicking “sign,” “accept,” or similar acknowledgement of acceptance, such party is signing this Agreement electronically, and electronic signatures appearing on this Agreement (or entered as to this Agreement using electronic signature technology) shall be treated, for purposes of validity, enforceability and admissibility, the same as hand-written signatures.
15.Section Headings. The section headings of this Agreement are for convenience of reference only and shall not be deemed to alter or affect any provision hereof.
16.Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without regard to conflict of law principles thereunder.
17.Construction. It is intended that the terms of the Award will not result in the imposition of any tax liability pursuant to Section 409A of the Code. This Agreement shall be construed and interpreted consistent with that intent.
18.Clawback Policy. The Performance Stock Units are subject to the terms of the Company’s recoupment, clawback or similar policy as it may be in effect from time to time, as well as any similar provisions of applicable law, any of which could in certain circumstances require repayment or forfeiture of the Performance Stock Units or any Shares or other cash or property received with respect to the Performance Stock Units (including any value received from a disposition of the Shares acquired upon payment of the Performance Stock Units).
19.No Advice Regarding Grant. The Participant is hereby advised to consult with his or her own tax, legal and/or investment advisors with respect to any advice the Participant may determine is needed or appropriate with respect to the Performance Stock Units (including, without limitation, to determine the foreign, state, local, estate and/or gift tax consequences with respect to the Award). Neither the Company nor any of its officers, directors, affiliates or advisors makes any representation (except for the terms and conditions expressly set forth in this Performance Stock Unit Award Agreement) or recommendation with respect to the Award.

Except for the withholding rights set forth in Section 9 above, the Participant is solely responsible for any and all tax liability that may arise with respect to the Award.
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